EXHIBIT (10-6)

Long-Term Incentive Program - Related Correspondence
and Terms and Conditions

FORM AA

FORM AA AWARD AGREEMENT

[GRANT DATE]	[GLOBAL ID]

[FIRST NAME] [MIDDLE NAME] [LAST NAME]

Subject: NON-STATUTORY STOCK OPTION SERIES XX-AA

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Option Price per Share:	$[STOCK PRICE]
Number of Shares:	[SHARES]
Grant Date:	[GRANT DATE]
Expiration Date:	[GRANT DATE + 10 YEARS]
Vest Date:	100% on [GRANT DATE + 3 YEARS]
Acceptance Deadline:	[ACCEPTANCE DATE]

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), this Award Agreement including Attachments and the Exercise Instructions in place as may be revised from time to time. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the Regulations and Sub Plans by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to [_____] for assistance.

Vesting and Exercise
If you remain employed through the Vest Date, the Award will become exercisable on the Vest Date. If you terminate employment for any reason before the Expiration Date and prior to exercising the Award, except for the reasons listed below, the Award will be forfeited immediately upon your termination of employment. For the purposes of this Award, termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

1.	Termination on Account of Death. In the event of death, the Vest Date for this Award becomes your date of death and the Award remains exercisable until the Expiration Date.

2.
Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the event of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award was granted, the Award is not forfeited and will be exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

3.
Termination after June 30th of the fiscal year in which this Award was granted pursuant to a Written Separation Agreement. In the event of Termination of Employment from the Company or a Subsidiary that occurs after June 30th of the fiscal year in which this Award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company or a Subsidiary that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan, the Regulations and the separation agreement.

4.
Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become

FORM AA

exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

This Award Agreement, including Attachment A, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific Award. Any legal action related to this Award, including Article 6 of the Plan, must be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger
Chief Human Resources Officer

ATTACHMENTS

To Accept Your Award
Read and check the boxes below:

I have read, understand and agree to be bound by each of:
• The Procter & Gamble 2014 Stock and Incentive Compensation Plan
• Regulations of the Committee
• This Award Agreement, including Attachment A

I accept the stock option award detailed above (including attachments).

To Reject Your Award
Read and check the box(es) below:

I have read and understood the terms noted above and do no agree to be bound by these terms. I hereby reject the stock option award detailed above.

SUBMIT

FORM AA

Attachment A

Please note that when the issue or transfer of the Common Stock covered by this Award may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding Awards may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this Award.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my employer (“Employer”); vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my employer and shall not interfere with the ability of my employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award or shares purchased and I irrevocably release P&G and my employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere (including countries outside the European Economic Area), and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the Award. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G

FORM AA

and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

Option FORM BB

FORM BB AWARD AGREEMENT

[GRANT DATE]	[GLOBAL ID]

[FIRST NAME] [MIDDLE NAME] [LAST NAME]

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you two options to purchase shares of Procter & Gamble Common Stock as follows:

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), this Award Agreement including Attachments and the Exercise Instructions in place as may be revised from time to time. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the Regulations and Sub Plans by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.

Subject: NON-STATUTORY STOCK OPTION SERIES XX-BB1

The Company hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Option Price per Share:	$[STOCK PRICE]
Number of Shares:	[#BB1 SHARES]
Grant Date:	[GRANT DATE]
Expiration Date:	[GRANT DATE + 10 YEARS]
Vest Date:	100% on [GRANT DATE + 3 YEARS]
Acceptance Deadline:	[ACCEPTANCE_DATE]

Vesting and Exercise for Series XX-BB1
As long as you remain in compliance with the terms of the Plan and the Regulations, these option shares will not be forfeitable, will become exercisable on the Vest Date, and will expire on the Expiration Date. In the case of death prior to the Vest Date, the Vest Date for this Award becomes your date of death and the Award remains exercisable until the Expiration Date.

Subject: NON-STATUTORY STOCK OPTION SERIES XX-BB2

The Company hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Option Price per Share:	$[STOCK PRICE]
Number of Shares:	[#BB2 SHARES]
Grant Date:	[GRANT DATE]
Expiration Date:	[GRANT DATE + 10 YEARS]
Vest Date:	100% on [GRANT DATE + 3 YEARS]
Acceptance Deadline:	[ACCEPTANCE_DATE]

Vesting and Exercise for Series XX-BB2
If you remain employed through the Vest Date, the Award will become exercisable on the Vest Date. If you terminate employment for any reason before the Expiration Date and prior to exercising the Award, except for the reasons listed below, the Award will be forfeited immediately upon your termination of employment. For the purposes of this Award, termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

Option FORM BB

1.	Termination on Account of Death. In the case of death, the Vest Date for this Award becomes your date of death and the Award remains exercisable until the Expiration Date.

2.
Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the case of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award was granted, the Award is not forfeited and will be exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

3.
Termination after June 30th of the fiscal year in which this Award was granted pursuant to a Written Separation Agreement. In the event of Termination of Employment from the Company or a Subsidiary that occurs after June 30th of the fiscal year in which this Award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company or a Subsidiary that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan, the Regulations and the separation agreement.

4.
Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

Should you choose to accept the stock options, please make sure to also verify your intention that you will not exercise the options earlier than January 1 of the 4th calendar year following the date of grant (January 1, 20xx). To confirm this commitment, you will need to submit the attached Exercise Commitment Letter no later than [ACCEPTANCE_DATE]. More information is provided in the attached document “Belgian Letter Supplement”.

This Award Agreement, including Attachment A, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific Award. Any legal action related to this Award, including Article 6 of the Plan, must be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger
Chief Human Resources Officer

ATTACHMENTS
Belgian Letter Supplement
Belgian Exercise Commitment Letter

To Accept Your Award
Read and check the boxes below:

I have read, understand and agree to be bound by each of:
• The Procter & Gamble 2014 Stock and Incentive Compensation Plan
• Regulations of the Committee
• This Award Agreement, including Attachment A

I accept the stock option award detailed above (including attachments).

Option FORM BB

BELGIUM PARTICIPANTS

Pursuant to article 43 § 6 of the law of March 26, 1999 on stock options I hereby personally commit not to exercise the stock options earlier than 1st of Jan of the 4th year following the date of grant. I have read and understood and accept all the conditions indicated in all attachments.

I reject the Belgium exercise commitment. I am fully aware that this will have an impact on the Belgian taxable base for these options.

To Reject Your Award
Read and check the box(es) below:

I have read and understood the terms noted above and do no agree to be bound by these terms. I hereby reject the stock option award detailed above.

Option FORM BB

Attachment A

Please note that when the issue or transfer of the Common Stock covered by this Award may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding Awards may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this Award.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my employer (“Employer”); vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere (including countries outside the European Economic Area), and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the Award. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G

Option FORM BB

and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

FORM F

FORM F AWARD AGREEMENT

[GRANT DATE]	[GLOBAL ID]

[FIRST NAME] [MIDDLE NAME] [LAST NAME]

Subject: UK Tax Advantaged (NON-STATUTORY) STOCK OPTION SERIES XX-F

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Option Price per Share:	$[STOCK PRICE]
Number of Shares:	[SHARES]
Grant Date:	[GRANT DATE]
Expiration Date:	[GRANT DATE + 10 YEARS]
Vest Date:	100% on [GRANT DATE + 3 YEARS]
Acceptance Deadline:	XX April 20XX

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the applicable sub-plan, the Schedule 4 CSOP Sub-Plan for the United Kingdom (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), and this Award Agreement, including Attachment A and the Exercise Instructions in place as may be revised from time to time, except that the Committee has waived the provisions of Article 6.1(a) and 6.1(c) of the Plan. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the Schedule 4 CSOP Sub-Plan for the United Kingdom and the Regulations of the Committee by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.

Vesting and Exercise
If you remain employed through the Vest Date, the Award will become exercisable on the Vest Date. If you terminate employment for any reason before the Expiration Date and prior to exercising the Award, except for the reasons listed below, the Award will be forfeited immediately upon your termination of employment. For the purposes of this Award, termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

1.	Termination on Account of Death. In the event of death, the Vest Date for this Award becomes your date of death and the Award remains exercisable until the first anniversary of your date of death.

2.
Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the event of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award was granted, the Award is not forfeited and will be exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

3.
Termination after June 30th of the fiscal year in which this Award was granted pursuant to a Written Separation Agreement. In the event of Termination of Employment that occurs after June 30th of the fiscal year in which this Award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company or a Constituent Company that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan, the Regulations and the separation agreement.

4.
Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s

FORM F

businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

This Award Agreement, including Attachment A, the Plan and the Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific Award. Any legal action related to this Award, including Article 6 of the Plan, must be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger
Chief Human Resources Officer

ATTACHMENTS
F Series Supplement
Schedule 4 CSOP Sub-Plan for the United Kingdom

To Accept Your Award
Read and check the boxes below:

I have read, understand and agree to be bound by each of:
• The Procter & Gamble 2014 Stock and Incentive Compensation Plan
• The Schedule 4 CSOP Sub-Plan for the United Kingdom (applies to series XX-LTIP-F only)
• Regulations of the Committee
• This Award Agreement, including Attachment A

I accept the stock option award detailed above (including attachments).

To Reject Your Award
Read and check the box(es) below:

I have read and understood the terms noted above and do no agree to be bound by these terms. I hereby reject the stock option award detailed above.

SUBMIT

FORM F

Attachment A

Please note that when the issue or transfer of the Common Stock covered by this Award may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding Awards may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this Award.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my Employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my Employer (“Employer”); vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award or shares purchased and I irrevocably release P&G and my employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere (including countries outside the European Economic Area), and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the Award. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G

FORM F

and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

FORM F

2014 STOCK & INCENTIVE COMPENSATION PLAN

RULES OF THE PROCTER & GAMBLE 2014
SCHEDULE 4 CSOP SUB-PLAN FOR THE UNITED KINGDOM

1    General
This schedule to the Procter & Gamble 2014 Stock and Incentive Compensation Plan (“the Plan”) sets out the rules of the Procter & Gamble 2014 Schedule 4 CSOP Sub-Plan for the United Kingdom (“the Sub-Plan”).

2    Establishment of Sub-Plan

The Procter & Gamble Company (“the Company”) has established the Sub-Plan under Article 3.2(f) of the Plan, which authorises the Committee to establish sub-plans to the Plan.
3    Purpose of Sub-Plan

The purpose of the Sub-Plan is to enable the grant to, and subsequent exercise by, employees and directors in the United Kingdom, on a tax advantaged basis, of options to acquire Shares under the Plan within the provisions of Schedule 4.

4    Rules of Sub-Plan

The rules of the Plan, in their present form and as amended from time to time, shall, with the modifications set out in this schedule, form the rules of the Sub-Plan. In the event of any conflict between the rules of the Plan and this Sub-Plan, the Sub-Plan shall prevail.

5    Relationship of Sub-Plan to Plan
The Sub-Plan shall form part of the Plan and not a separate and independent plan.

6    Interpretation
In this Sub-Plan, unless the context otherwise requires, the following words and expressions have the following meanings:

Acquiring Company	a company which obtains Control of the Company in the circumstances referred to in rule 26;
Associated Company	the meaning given to that expression by paragraph 35(1) of Schedule 4;
Close Company	the meaning given to that expression by section 989 of the Income Tax Act 2007, and paragraph 9(4) of Schedule 4;
Committee	the Compensation & Leadership Development Committee of the Board or such other committee as may be designated by the Board to administer the Plan;
Consortium	the meaning given to that word by paragraph 36(2) of Schedule 4;
Constituent Company
means the Company or a company which is:

(a) a Subsidiary or

(b) a Jointly Owned Company where neither it nor any company Controlled by it is a constituent company under the provisions of paragraph 34(4) of Schedule 4 in any other CSOP scheme as that term is defined in paragraph 2 of Schedule 4;

Control	the meaning given to that word by section 719 of ITEPA 2003 and “Controlled” shall be construed accordingly;
Date of Grant	the date on which an Option is granted to an Eligible Employee in accordance with the Articles of the Plan;

FORM F

Eligible Employee
an individual who falls within the provisions of Article 5 of the Plan and who is:

(a) an employee (other than a director) of a Constituent Company; or

(b) a director of a Constituent Company who is contracted to work at least 25 hours per week for the Company and its subsidiaries or any of them (exclusive of meal breaks)

and who, in either case,:
(i) is not eligible solely by reason that he is a non-executive director of a Constituent Company;
(ii) has earnings in respect of his office or employment which are (or would be if there were any) general earnings to which sections 15, 22 or 26 of ITEPA 2003 applies; and
(iii) does not have at the Date of Grant, and has not had during the preceding twelve months, a Material Interest in a Close Company which is the Company or a company which has Control of the Company or a member of a Consortium which owns the Company;

ITEPA 2003	means the Income Tax (Earnings and Pensions) Act 2003;
Market Value
notwithstanding Article 7.2 of the Plan,

(a) in the case of an Option granted under the Sub-Plan:

(i) if at the relevant time the Shares are listed on the New York Stock Exchange, the average of the highest and lowest sale prices of a Share on the Date of Grant (as quoted in the Wall Street Journal) or, if there were no trades on that day, on the dealing day immediately preceding the Date of Grant;

(ii) if paragraph (i) above does not apply, the market value of a Share as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance with HM Revenue & Customs Shares and Assets Valuation on the Date of Grant or such earlier date or dates (not being more than thirty days before the Date of Grant) as may be agreed with HM Revenue & Customs;

provided that the Market Value of Shares subject to a Relevant Restriction shall be determined as if they were not subject to a Relevant Restriction;

 (b) in the case of an option granted under any other share option scheme, the market value of a Share shall be determined under the rules of such scheme for the purpose of the grant of the option;

Material Interest	the meaning given to that expression by paragraphs 9 to 14 of Schedule 4;
New Option	an option granted by way of exchange under rule 26.1;
New Shares	the shares subject to a New Option as set out in rule 26;
Option	a right to acquire Shares granted under the Sub-Plan;
Option Holder	an individual who holds an Option or, where the context permits, his legal personal representatives;
Relevant Restriction
any provision in any contract, agreement, arrangement or condition to which any of sub-sections (2) to (4) of section 423 of ITEPA 2003 would apply if references in those sub-sections to employment-related securities were references to the Shares;

Schedule 4	means Schedule 4 to ITEPA 2003;
Schedule 4 CSOP	a share plan that meets the requirements of Schedule 4;
Shares	common stock of the Company as defined in Article 2.43 of the Plan; and
Subsidiary	means a company which is a subsidiary of the Company within the meaning of section 1159 of the Companies Act 2006 over which the Company has Control.

In this Sub-Plan, unless the context otherwise requires:

•	words and expressions not defined above have the same meanings as are given to them in the Plan;

•	the contents and rule headings are inserted for ease of reference only and do not affect their interpretation;

FORM F

•	a reference to a rule is a reference to a rule in this Sub-Plan; and

•	a reference to a statutory provision is a reference to a United Kingdom statutory provision and includes any statutory modification, amendment or re-enactment thereof.

7    Companies participating in Sub-Plan

Notwithstanding Article 2.45 of the Plan, the companies participating in the Sub-Plan shall be the Company and any Constituent Company which has been nominated by the Company to participate in the Sub-Plan.

8    Shares used in Sub-Plan

The Shares shall form part of the ordinary share capital of the Company and shall at all times comply with the requirements of paragraphs 16 to 20 of Schedule 4.

9    Grant of Options

An Option shall be granted under and subject to the rules of the Plan as modified by this Sub-Plan.

10    Identification of Options

An Award Agreement issued in respect of an Option shall expressly state that it is issued in respect of an Option. An option which is not so identified shall not constitute an Option.

11    Contents of Award Agreement

An Award Agreement issued in respect of an Option shall state:

•	that it is issued in respect of an Option;

•	the date of grant of the Option;

•	the number of Shares subject to the Option (or how that number may be calculated);

•

•	the exercise price under the Option (or the method by which the exercise price will be determined);

•	any performance target or other condition imposed on the exercise of the Option;

•	the times at which the Option will ordinarily be exercisable;

•	the circumstances in which the Option will lapse;

•	details of any Relevant Restriction to which the Shares are subject; and

•	any conditions imposed by the Committee under Articles 3.2 or 16 in relation to the Option.

12    Persons to whom Options may be granted

An Option may not be granted to an individual who is not an Eligible Employee at the Date of Grant.

13    Options non transferable

Notwithstanding Article 14 of the Plan, an Option shall be personal to the Eligible Employee to whom it is granted and, subject to rule 24, shall not be capable of being transferred, charged or otherwise alienated and shall lapse immediately if the Option Holder purports to transfer, charge or otherwise alienate the Option.

FORM F

14    Limit on number of Shares placed under Option under Sub-Plan

For the avoidance of doubt, Shares placed under Option under the Sub-Plan shall be taken into account for the purpose of Article 4.1 of the Plan.

15    HM Revenue & Customs limit (£30,000)

An Option may not be granted to an Eligible Employee if the result of granting the Option would be that the aggregate Market Value of the shares subject to all outstanding options granted to him under the Sub-Plan or any other share option scheme established by the Company or an Associated Company under Schedule 4) would exceed sterling £30,000 or such other limit as may from time to time be specified in paragraph 6 of Schedule 4.

16    Foreign Currency Options

For the purpose of the limit contained in rule 15, the United Kingdom sterling equivalent of the Market Value of a share on any day shall be determined by taking the spot sterling/US dollar exchange rate for that day as shown in the Financial Times.

17    Scaling Down

If the grant of an Option would otherwise cause the limit in rule 15 to be exceeded, it shall take effect as the grant of an Option under the Sub-Plan over the highest number of Shares which does not cause the limit to be exceeded. If more than one Option is granted on the same Date of Grant, the number of Shares which would otherwise be subject to each Option shall be reduced pro rata.

18    Exercise price under Options

Notwithstanding Article 7.2 of the Plan, the amount payable per Share on the exercise of an Option shall not be manifestly less than the Market Value of a Share on the Date of Grant.

19	Performance target or other condition imposed on exercise of Option

Any performance target or other condition imposed on the exercise of an Option under Article 3 or Article 15 of the Plan shall be:

19.1	objective;

19.2	capable of being fulfilled within the period of ten years from the Date of Grant;

19.3	such that, once satisfied, the exercise of the Option is not subject to the discretion of any person; and

19.4	stated in the Option agreement.

If an event occurs as a result of which the Committee considers that a performance target or other condition imposed on the exercise of an Option is no longer appropriate and substitutes, varies or waives under Article 15 of the Plan the performance target or condition, such substitution, variation or waiver shall:

19.5	be reasonable in the circumstances; and

19.6	except in the case of waiver produces a fairer measure of performance and is not materially more or less difficult to satisfy.

20    Latest date for exercise of Options

An Option may not be exercised more than ten years after the Date of Grant and to the extent not so exercised by that time the Option shall lapse immediately. This term can be extended only in the event of the death of the Optionee as required by Rule 24.

FORM F

21    Material Interest

An Option may not be exercised if the Option Holder then has, or has had within the preceding twelve months, a Material Interest in a Close Company which is the Company or which is a company which has Control of the Company or which is a member of a Consortium which owns the Company.

22    Payment for Shares on exercise of Options

The amount due on the exercise of an Option shall be paid in cash or by cheque or banker’s draft and may be paid out of funds provided to the Option Holder on loan by a bank, broker or other person. The payment may not be in the form of relinquishing a portion of the Option or paid by the transfer to the Company of Shares or any other shares or securities, and in any circumstance the Company must not charge an administrative fee for the exercise of an Option. The date of exercise of an Option shall be the date on which the Company receives the amount due on the exercise of the Option under this rule 22, together with any payment or documentation required under rule 30.

23    Issue or transfer of Shares on exercise of Options

The Company shall, as soon as reasonably practicable and in any event not later than thirty days after the date of exercise of an Option, issue or transfer to the Option Holder, or procure the issue or transfer to the Option Holder of, the number of Shares specified in the notice of exercise, subject only to compliance by the Option Holder with the rules of the Sub-Plan and to any delay necessary to complete or obtain:

23.1	the listing of the Shares on any stock exchange on which Shares are then listed; or

23.2	such registration or other qualification of the Shares under any applicable law, rule or regulation as the Company determines is necessary or desirable.

24    Death of Option Holder

If an Option Holder dies before the tenth anniversary of the Date of Grant, his personal representatives shall be entitled to exercise his Options at any time during the twelve-month period following his death. If not so exercised, the Options shall lapse immediately.

25    Retirement of Option Holder

For the purpose of this Sub-Plan, notwithstanding Article 2.42, Retirement shall mean an Option Holder leaving employment with the intention of retiring.

26    Change in Control of Company

26.1	Exchange of Options

Should a Change of Control occur within the terms of Article 17 of the Plan, then only if a company (“Acquiring Company”) obtains Control of the Company as a result of making:

26.1.1
a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company;

26.1.2	a general offer to acquire all the shares in the Company of the same class as the Shares:

26.1.3	a compromise or arrangement sanction by the court under section 899 of the Companies Act 2006; or

26.1.4	a “non-UK company reorganisation arrangement” (within the meaning of paragraph 35ZA of Schedule 4); or

should an Acquiring Company become bound or entitled to acquire Shares under sections 979 to 982 of the Companies Act 2006,

an Option Holder may, at any time during the period set out in rule 26.2, by agreement with the Acquiring Company,

FORM F

release his Option in consideration of the grant to him of a new option (“New Option”) which is equivalent to the Option but which relates to shares (“New Shares”) in:

26.1.5    the Acquiring Company;

26.1.6    a company which has Control of the Acquiring Company; or

26.1.7    a company which either is, or has Control of, a company which is a member of a Consortium which owns either the Acquiring Company or a company having Control of the Acquiring Company.

26.2	Period allowed for exchange of Options

The period referred to in rule 26.1 is the period of six months beginning with the time when the person making the offer has obtained Control of the Company and any condition subject to which the offer is made has been satisfied.

26.3	Meaning of “equivalent”

The New Option shall not be regarded for the purpose of this rule 26 as equivalent to the Option unless:

26.3.1	the New Shares satisfy the conditions in paragraphs 16 to 20 of Schedule 4; and

26.3.2
save for any performance target or other condition imposed on the exercise of the Option, the New Option is exercisable in the same manner as the Option and subject to the provisions of the Sub-Plan as it had effect immediately before the release of the Option; and

26.3.3
the total market value, immediately before the release of the Option, of the Shares which were subject to the Option is substantially the same as the total market value, immediately after the grant of the New Option, of the New Shares subject to the New Option (market value being determined using a methodology agreed by HM Revenue & Customs);

26.3.4
the total amount payable by the Option Holder for the acquisition of the New Shares under the New Option is substantially the same as the total amount that would have been payable by the Option Holder for the acquisition of the Shares under the Option.

26.4	Date of grant of New Option

The date of grant of the New Option shall be deemed to be the same as the Date of Grant of the Option.

26.5	Application of Sub-Plan to New Option

In the application of the Sub-Plan to the New Option, where appropriate, references to “Company” and “Shares” shall be read as if they were references to the company to whose shares the New Option relates and the New Shares, respectively, (save that in the definition of “Committee”, the reference to “Company” shall be read as if it were a reference to The Procter & Gamble Company).

27        Rights attaching to Shares issued on exercise of Options

Notwithstanding the provisions of Article 3 of the Plan, which grant the Committee authority to determine the conditions and restrictions, if any, applying to shares of Common Stock acquired through the exercise of an option, all Shares issued in respect of the exercise of an Option shall, as to any voting, dividend, transfer and other rights, including those arising on a liquidation of the Company, rank equally in all respects and as one class with the shares of the same class in issue at the date of such issue save as regards any rights attaching to such shares by reference to a record date prior to the date of such issue.

28    Amendment of Sub-Plan

Notwithstanding Article 19.1 of the Plan, no amendment may be made to a “key feature” of the Sub-Plan (within the meaning given to that expression in paragraph 30(4) of Schedule 4), whether taking the form of an amendment of the

FORM F

Plan or the Sub-Plan, that would result in the Sub-Plan no longer being a Schedule 4 CSOP.

29	Adjustment of Options

Notwithstanding Article 4.5 of the Plan, to the extent that any adjustment of an Option is permitted under these rules, it shall not be made unless the adjustment is permitted pursuant to, and in compliance with, paragraph 22 of Schedule 4.

30    Tax and social security withholding

An Option may not be exercised unless the Option Holder has beforehand made provision for the payment or withholding of any taxes and social security required to be withheld in accordance with the applicable law of any jurisdiction in respect of the exercise of the Option, or the receipt of the Shares. Notwithstanding the provisions of Article 20 of the Plan which permit different arrangements to be made to satisfy the payment in respect of any taxes and social security required to be withheld, the payment may not be in the form of relinquishing a portion of the Option or paid by the transfer to the Company of Shares or any other shares or securities, unless this is the Shares by virtue of the exercise of the Option. The Option Holder may, by agreement with the Company, enter into some other arrangement to ensure that such amount is available (whether by authorising the sale of some or all of the Shares subject to his Option and the payment to the Company, or where appropriate the Option Holder’s employing company of the requisite amount out of the proceeds of sale or otherwise). Where this is the case, the Option shall not be treated as exercised until the Company determines that such arrangements are satisfactory to it.

31	Transfer of Employer’s NIC

The Committee may, at its discretion, impose requirements for the payment by the Option Holder of all or any part of the employer’s national insurance contributions (“NIC“) which may arise as a result of the exercise of his Option. Such requirements shall be specified on the Date of Grant and shall be a condition of exercise of the Option, provided that the Committee (acting fairly and reasonably) may waive these requirements. They may include in particular, but not by way of limitation, a determination that the Option may not be exercised unless the Option Holder has beforehand paid to the Company (or the company which employs the Option Holder, if different) an amount sufficient to discharge all or any part of the employer’s NIC. Alternatively, the Option Holder may, by agreement with the Company or the employing company (as the case may be), enter into some other arrangement to ensure that such amount is available to them or it (whether by authorising the sale of some or all of the Shares subject to his Option and the payment to the Company or the employing company (as the case may be) of the requisite amount out of the proceeds of sale or otherwise). Where this is the case, the Option shall not be treated as exercised until the Company or the employing company (as the case may be) determine that such arrangements are satisfactory to it.

32    Disapplication of certain provisions of Plan

Articles 6.2 and 6.3 of the Plan shall not apply for the purpose of this Sub-Plan. In addition the provisions of the Plan dealing with:

•	incentive stock options qualifying under section 422 of the US Internal Revenue Code of 1986, as amended;

•	stock appreciation rights;

•	unrestricted or restricted stock awards;

•	performance awards which are not stock options;

•	the cash cancellation of share options including those contained in Article 17.3(a)(i) of the Plan; and

•	the granting of share options in tandem with stock appreciation rights and the subsequent cancellation of share options shall not form part of, and no such rights may be granted under, this Sub-Plan.

FORM F

EMPLOYEES ALWAYS RESIDENT IN THE UK AND DOMICILED IN THE UK

APPROVED STOCK OPTIONS
Income tax

Where the option was granted under the UK approved scheme ("F" series options,) or under the Future Share scheme and is exercised not less than 3 years after the date of the grant, you are not liable to UK income tax at the time of grant of the option, exercise of the option or sale of shares acquired under the option. In this situation there will be no obligation to deduct any PAYE or NIC on the employer. The payments will be made to you gross.

Capital gains tax

The gain arising on the sale of the shares once they are acquired by exercising the option is liable to capital gains tax. The gain is normally calculated as the excess of the sale proceeds over the grant price and is subject to a deduction for the annual exemption. From 6th April 2016, capital gains are taxed at a rate of 20% on individuals with aggregate income and gains (after all allowances and deductions) in excess of the upper limit of the income tax basic rate band. Individuals with aggregate income and gains (after all allowances and deductions) beneath this threshold are taxed on their capital gains at 10% up to the threshold and 20% thereafter.

Any capital gain is handled via the employee’s tax return. There is no responsibility on the employer to deduct capital gains tax.

There is a £30,000 limit for approved options held. You can only be granted approved options up to a maximum value (grant price * number of shares) of £30,000. After granting this value, P&G will not grant F series to you anymore. This limit is available again only once some approved options are exercised.

Any questions regarding the selection of stock options should be directed to a personal financial advisor. If you do not have one, you may want to take advantage of the Company’s Financial Advisor Program which provides an introduction to certified advisors.

The information in this letter is based on the Company’s understanding of current UK tax rules, which may change from time to time.

In the event of any conflict between this document and the plan rules and the legislation, the plan rules and the legislation will take precedence.

FORM FR

FORM FR AWARD AGREEMENT

[GRANT DATE]	[GLOBAL ID]

[FIRST NAME] [MIDDLE NAME] [LAST NAME]

Subject: NON-STATUTORY STOCK OPTION SERIES XX-FR

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Option Price per Share:	$[STOCK PRICE]
Number of Shares:	[SHARES]
Grant Date:	[GRANT DATE]
Expiration Date:	XX February 20XX
Vest Date:	100% on XX February 20XX
Acceptance Deadline:	XX April 20XX

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), this Award Agreement including Attachments and the Exercise Instructions in place as may be revised from time to time, except that the Committee has waived the provisions of Article 6 relating to certain restrictions with respect to employment with other companies. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan, and you may access the Regulations and sub-plans by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.

Vesting and Exercise
If you remain employed through the Vest Date, the Award will become exercisable on the Vest Date. If you terminate employment for any reason before the Expiration Date and prior to exercising the Award, except for the reasons listed below, the Award will be forfeited immediately upon your termination of employment. For the purposes of this Award, termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

1.	Termination on Account of Death. In the case of death, the Vest Date for this Award becomes your date of death and the Award remains exercisable until 6 months following the date of death.

2.
Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the case of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award was granted, the Award is not forfeited and will be exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

3.
Termination after June 30th of the fiscal year in which this Award was granted pursuant to a Written Separation Agreement. In the event of Termination of Employment from the Company or a Subsidiary that occurs after June 30th of the fiscal year in which this Award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company or a Subsidiary that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan, the Regulations and the separation agreement.

4.
Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s

FORM FR

businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

This Award Agreement, including Attachment A, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific Award. Any legal action related to this Award must be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger
Chief Human Resources Officer

ATTACHMENTS
Supplemental French Information with sub-plan

To Accept Your Award
Read and check the boxes below:

I have read, understand and agree to be bound by each of:
• The Procter & Gamble 2014 Stock and Incentive Compensation Plan
• Regulations of the Committee
• This Award Agreement, including Attachment A

I accept the stock option award detailed above (including attachments).
J'ai lu et je comprends le Sous-Plan Français qui m'a été donnée en Anglais.

To Reject Your Award
Read and check the box(es) below:

I have read and understood the terms noted above and do no agree to be bound by these terms. I hereby reject the stock option award detailed above.

SUBMIT

FORM FR

Attachment A

Please note that when the issue or transfer of the Common Stock covered by this Award may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding Awards may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this Award.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my Employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my Employer (“Employer”); vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award or shares purchased and I irrevocably release P&G and my employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere (including countries outside the European Economic Area), and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the Award. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G

FORM FR

and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

FORM FR

Supplemental Information for French Optionees
It is intended that your option qualify for the favourable tax and social insurance treatment applicable to stock options under Sections L.225-177 to L.225-186-1 of the French Commercial Code, as subsequently amended, and in accordance with the relevant provisions set forth under French tax law and by the French tax administration.  If you do not sell the Company stock obtained through the exercise of this option for any applicable holding period (measured from the date of grant and to the extent required under French tax law,  as subsequently amended), your option may qualify for favourable tax and social insurance treatment pursuant to French law. If you sell your Company stock before the expiration of any such required holding period, your option will not qualify for favourable tax and social insurance charges treatment under French law.
If you qualify as a corporate officer under French law (“madataires sociaux”), the Committee may impose a holding period on any shares you acquire upon exercise under the plan or place a restriction on such exercise, if mandated under French law.

2014 STOCK AND INCENTIVE COMPENSATION PLAN

FRANCE ADDENDUM

Article A.    Introduction

The Board of Directors of The Procter & Gamble Company (the “Company”) has established a 2014 Stock and Incentive Compensation Plan (the “U.S. Plan”) for the benefit of certain employees of the Company and its subsidiary companies, including its French subsidiaries, (the “Subsidiary”) of which the Company holds directly or indirectly at least 10% of the share capital. Article 3 of the U.S. Plan specifically authorizes the Compensation Committee (or other committee) (the “Committee”) designated by the Board of Directors (the “ Board”) to adopt procedures and forms relating to the U.S. Plan as it deems advisable with respect to foreign participants. The Board, therefore, intends to establish a sub-plan for France of the U.S. Plan for the purpose of granting Options which may qualify for the favorable tax and social security treatment in France applicable to Options granted under Sections L. 225-177 to L. 225-186-1 of the French Commercial Code as amended to qualifying employees under the U.S. Plan who are resident in France for French tax purposes (the “Optionees”). The terms of the U.S. Plan, as subsequently amended and as set out in Appendix 1 hereto, shall, subject to the modifications in the following rules, constitute the Rules of the 2014 Omnibus Incentive Compensation Plan for Employees in France (the “French Plan”).

Under the French Plan, the Optionees will be granted only Options as defined under Article B hereunder. In no case will grants under the French Plan include any other substitute awards, e.g., stock appreciation rights and restricted stock.

Article B.    Definitions

Capitalized terms used but not defined in the French Plan shall have the same meanings as set forth in the U.S. Plan.

In addition, the term “Option” shall have the following meaning:

A.    Purchase Options, that are rights to acquire Common Stock repurchased by the Company prior to the vesting of said Options; or

B.    Subscription Options, that are rights to subscribe newly issued Common Stock.

The term “Closed Period” means specific periods as set forth by section L. 225-177 of the French Commercial Code as amended during which French qualifying Options cannot be granted.

Notwithstanding any provisions in the U.S. Plan, the term “Grant Date” shall be the date on which the Board or the Committee both (a) designates the Optionee and (b) specifies the terms and conditions of the Option including the number of shares and the method of determining the Option Price.

The term “Effective Grant Date” shall be the date on which the Option is effectively granted, i.e., the date on which the condition precedent of the expiration of a Closed Period applicable to the Option, if any, is satisfied. Such condition precedent shall be satisfied when the Board, Committee or other authorized body shall determine that the granting of Options is no longer prevented under a Closed Period. If the Grant Date does not occur within a Closed Period, the "Effective Grant Date" shall be the same day as the “Grant Date”.

FORM FR

The term “Vesting Date” shall mean the date on which an Optionee's right to all or a portion of an Option granted under the French Plan becomes non-forfeitable.

The term “Disability” is defined in accordance with categories 2 and 3 under Section
L. 341-4 of the French Social Security Code, as amended, and subject to the fulfillment of related conditions.

The term “Forced Retirement” shall mean forced retirement as determined under Section L. 1237-5 of the French Labor Code, as amended, and subject to the fulfillment of related conditions.

Article C.    Entitlement to Participate

Any individual who at the Effective Grant Date of the Option under the French Plan is either employed under the terms and conditions of an employment contract (“contrat de travail”) with the Subsidiary or is a corporate officer of the Subsidiary, shall be eligible to receive Options under the French Plan provided that he or she also satisfies the eligibility conditions of the U.S. Plan. Options may not be issued under the French Plan to employees or officers owning more than ten percent (10%) of the Company's share capital or to individuals other than employees and corporate officers of the Subsidiary. Options may not be issued to directors of the Subsidiary, other than managing directors (Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de sociétés par actions), unless the director is an employee of the Subsidiary as defined by French law.

Article D.    Conditions of the Option

To ensure the qualified status of Options under the French Plan, the terms and conditions of any Options granted under the French Plan shall not be modified after the Effective Grant Date, unless otherwise authorized by French law.

Notwithstanding any provision in the U.S. Plan to the contrary and since Common Stock of the Company is traded on a regulated securities market, no Option may be granted to eligible Optionees in France during specific Closed Periods as set forth by section L. 225-177 of the French Commercial Code as amended to the extent such Closed Periods are applicable to the Options.

1.    Vesting and Exercisability of Options and Holding of Common Stock
The Options will vest and be exercisable pursuant to the terms and conditions set forth in the U.S Plan and the French Plan and any stock option agreement or notice. As such, no Option can be exercised before the Vesting Date. However, in the case of death of an Optionee, outstanding Options shall be immediately vested and exercisable under the conditions set forth in Article F of the French Plan.

The vesting of Options may be accelerated in accordance with the Change in Control provisions of the U.S. Plan as noted in Article H below.

Notwithstanding any provision in the U.S. Plan and to the extent required by French law, the Optionee will not be permitted to sell or transfer shares of Common Stock acquired upon exercise of an Option before the expiration of the applicable holding period for French qualifying Options set forth by Section 163 bis C of the French Tax Code, as amended, except as provided in this French Plan or as otherwise in keeping with French law. To prevent the Optionee from selling or transferring the shares of Common Stock subject to the Option before the expiration of the applicable holding period, the Committee may, in its discretion, restrict the vesting and/or exercisability of the Option and/or the sale of shares of Common Stock until the expiration of the applicable holding period, as set forth in the stock option agreement to be delivered to each Optionee. However, the Optionee may be permitted to vest in or exercise the Option or transfer the shares of Common Stock subject to the Option before the expiration of the applicable holding period in the cases of dismissal, Forced Retirement, Disability or death, as defined in Section 91 ter of Exhibit II to the French Tax Code, as amended, but only as set forth in the stock option agreement to be delivered to the Optionee. In any case, the restriction of the sale of the shares of Common Stock cannot exceed three years as from the effective date of the exercise of the Options.

Specific provisions apply in the event of termination of employment/service and death as provided in Article F below.

2.    Option Price

The method of determining the option price payable pursuant to Options issued hereunder shall be fixed by the Committee on the date the Option is granted (“Option Price”). If Options are considered granted on the Effective Grant Date, the Option price

FORM FR

will be determined in accordance with the method set forth by the Committee on the Grant Date. In no event shall the Option Price per share be less than the greater of:

a.
with respect to Purchase Options over Common Stock, the higher of either 80% of the average opening price of such Common Stock during the 20 days of quotation immediately preceding the Effective Grant Date or 80% of the average purchase price paid for such Common Stock by the Company;

b.	with respect to Subscription Options over the Common Stock, 80% of the average opening price of such Common Stock during the 20 days of quotation immediately preceding the Effective Grant Date; and

c.	the minimum Option Price permitted under the U.S. Plan.

3.	Payment of the Option Price

Notwithstanding any provisions in the U.S. Plan to the contrary, upon exercise of an Option, the full Option Price will be paid either in cash, by check or by credit transfer, exclusive of any other method of payment. Under a cashless exercise program, the Optionee may give irrevocable instructions to a stockbroker to properly deliver the Option Price to the Company. Notwithstanding any provisions in the U.S. Plan to the contrary, no delivery of previously owned shares having a fair market value on the date of delivery equal to the aggregate Option Price of the shares may be used as consideration for exercising the Options.

Furthermore, notwithstanding any provisions in the U.S. Plan to the contrary, shares owed to the Optionee upon exercise may not be withheld in order to meet the tax and/or social security contributions which might be due at the time of exercise or sale of the underlying shares. However, upon sale of the underlying shares, the Company and/or the Subsidiary shall have the right to withhold, or request any third party to withhold, from the proceeds to be paid to the Optionee the sums corresponding to any social security contributions due at exercise or sale by the Optionee. If such amounts are due and are not withheld, the Optionee agrees to submit the amount due to the Subsidiary by means of check, cash or credit transfer.

The shares acquired upon exercise of an Option will be recorded in an account in the name of the shareholder with a broker or in such other manner as the Company may otherwise determine in order to ensure compliance with applicable law.

4.    Mandatory Holding Period

To the extent applicable to French-qualified Options granted by the Company, a specific holding period for the Common Stock or a restriction on the exercise of Options may be specified for Optionees in France who serve as managing directors under French law (“mandataires sociaux”). French law defines the following positions as mandataires sociaux: Président du Conseil d'Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de Sociétés par actions.

Article E.    Non-transferability of Options

Notwithstanding any provision in the U.S. Plan to the contrary and except in the case of death, Options cannot be transferred to any third party. In addition, the Options are only exercisable by the Optionee during the lifetime of the Optionee.

Article F.    Termination of Employment/Service

1.    Death

In the event of the death of an Optionee, any outstanding Options on date of death shall become immediately vested and exercisable. The Optionee’s heirs may exercise the Option within six months following the death, but any Option which remains unexercised shall expire six months following the date of the Optionee’s death.

2.    Disability

In the event of the Disability of a French Optionee, the French Optionee shall not be subject to a restriction on the sale of shares of Common Stock set forth in Article D.1 above (to the extent applicable and to the extent not required under French law to obtain favorable treatment).

3.    Forced Retirement or Dismissal

FORM FR

In the event of the Forced Retirement (as defined in Article B) or dismissal of a Optionee, as defined by Section 91-ter of Exhibit II to the French Tax Code as construed by the French tax and social security circulars and subject to the fulfillment of related conditions, his or her Option will benefit from the favorable treatment of French qualified Options upon sale of his or her shares of Common Stock , even if the compulsory holding period is not met (to the extent applicable and to the extent not required under French law to obtain favourable tax and social security treatment), but only if the Option was exercised at least three (3) months prior to the effective date of the retirement or the delivery of the relevant dismissal notice to the Optionee, as defined by French law and as construed by competent French courts.

4.    Other Reasons

In the event of a termination of employment for reasons other than death, the Option shall be exercisable as set forth in the stock option Award Agreement entered into with the Optionee.

Article G.    Changes In Capitalization

To ensure the qualified status of Options under the French Plan, adjustments to the Option Price and/or the number of shares subject to an Option issued hereunder shall be made to preclude the dilution or enlargement of benefits under the Option only in the event of a transaction involving the Company listed under Section L. 225-181 of the French Commercial Code, as amended, a repurchase of Common Stock by the Company at a price higher than the stock quotation price on the open market, and according to the provisions of Section L. 228-99 of the French Commercial Code, as amended, as well as according to specific decrees.. Furthermore, even upon occurrence of a transaction involving the Company listed under Section L. 225-181 of the French Commercial Code, as amended, a repurchase of Common Stock by the Company at a price higher than the stock quotation price on the open market, and according to the provisions of Section L. 228-99 of the French Commercial Code, as amended, as well as according to specific decrees, no adjustment to the kind of shares to be granted shall be made (i.e., only shares of Common Stock shall be granted to Optionees) to preserve the qualified status of the Option. In the event of an adjustment to the Option Price and/or the number of shares of Common Stock subject to an Option issued hereunder, other than as described in this Article G, the Options may not qualify for favorable income tax and social security treatment under French law.

Article H.        Change in Control

In the event that a significant decrease in the value of Options granted to the Optionee occurs or is likely to occur as a result of a Change of Control of the Company or a liquidation, reorganization, merger, consolidation or amalgamation with another company in which the Company is not the surviving company, the Committee may, accordingly to the provisions of the U.S. Plan, in its discretion, authorize immediate vesting and exercise of Options before the date on which any Change of Control, liquidation, reorganization, merger, consolidation or amalgamation becomes effective. If this occurs, the Options may not qualify for favorable income tax and social security treatment under French law.

Article I.    Disqualification of French-Qualified Options

If the Options are otherwise modified or adjusted in a manner in keeping with the terms of the U.S. Plan or as mandated as a matter of law and the modification or adjustment is contrary to the terms and conditions of this French Plan, the Options may no longer qualify as French-qualified options. The Company does not undertake nor is it required to maintain the French-qualified status of the Options, and the Optionees understand, acknowledge and agree that it will be their responsibility to bear any additional income taxes and/or social security contributions that may be payable as a result of the disqualification of the French-qualified Options.

If the Options no longer qualify as French-qualified options, the Committee may, provided it is authorized to do so under the U.S. Plan, lift, shorten or terminate certain restrictions applicable to the vesting of the Options, the exercisability of the Options, or the sale of the shares of Common Stock which may have been imposed under this French Plan or in the stock option agreement delivered to the Optionees.

Article J.    Term of the Option

The term of the Option will be no greater than ten years after the Grant Date. The specific term will be specified in the applicable stock option agreement. This term can be extended only in the event of the death of the Optionee.

Article K.    No Surrender of Options

Notwithstanding the provisions of the U.S. Plan, Optionees may not surrender Options in lieu of exercise for cash.

FORM FR

Article L.    No Conversion

Notwithstanding the provisions of the U.S. Plan, Optionees may not convert cash compensation into Options.

Article M.    Interpretation

In the event of any conflict between the provisions of the present French Plan and the U.S. Plan, the provisions of the French Plan shall control for any grants made thereunder to Optionees.

It is intended that Options granted under the French Plan shall qualify for the favorable tax and social security treatment applicable to stock options granted under Sections L. 225-177 to L. 225-186-1 of the French Commercial Code, as amended, and in accordance with the relevant provisions set forth by French tax and social security laws and the French tax and social security administrations, but there are no undertakings to maintain this status. The terms of the French Plan shall be interpreted accordingly and in accordance with the relevant provisions set forth by French tax and social security laws, the French tax and social security administrations, any relevant Guidelines published by French tax and social security administrations and are subject to the fulfillment of legal, tax and reporting obligations, if any.

Article N.    Employment Rights

The adoption of this French Plan shall not confer upon the Optionees any employment rights and shall not be construed as a part of the Optionee’s employment contracts. Articles 6.1(a), 6.1(b) and 6.1(c) of the U.S. Plan do not apply to Optionees in France.

Article O.    Amendments

Subject to the terms of the U.S. Plan, the Committee reserves the right to amend or terminate the French Plan at any time. Such amendments would only apply to future grants and would not be retroactive.

Article P.    Adoption

The French Plan is effective as of October 14, 2014.

FORM IT

FORM IT AWARD AGREEMENT

[GRANT DATE]	[GLOBAL ID]

[FIRST NAME] [MIDDLE NAME] [LAST NAME]

Subject: NON-STATUTORY STOCK OPTION SERIES XX-IT

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Option Price per Share:	$[STOCK PRICE]
Number of Shares:	[SHARES]
Grant Date:	[GRANT DATE]
Expiration Date:	XX February 20XX
Vest Date:	100% on XX February 20XX
Acceptance Deadline:	XX April 20XX

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), this Award Agreement including Attachments and the Exercise Instructions in place as may be revised from time to time, except that the Committee has waived the provisions of Article 6.1(b) (relating to certain restrictions with respect to employment with other companies). Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan, and you may access the Regulations and sub-plans by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.

Vesting and Exercise
If you remain employed through the Vest Date, the Award will become exercisable on the Vest Date. If you terminate employment for any reason before the Expiration Date and prior to exercising the Award, except for the reasons listed below, the Award will be forfeited immediately upon your termination of employment. For the purposes of this Award, termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

1.	Termination on Account of Death. In the case of death, the Vest Date for this Award becomes your date of death and the Award remains exercisable until the Expiration Date.

2.
Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the case of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award was granted, the Award is not forfeited and will be exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

3.
Termination after June 30th of the fiscal year in which this Award was granted pursuant to a Written Separation Agreement. In the event of Termination of Employment from the Company or a Subsidiary that occurs after June 30th of the fiscal year in which this Award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company or a Subsidiary that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan, the Regulations and the separation agreement.

FORM IT

4.
Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

This Award Agreement, including Attachment A, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific Award. Any legal action related to this Award, including Article 6 of the Plan, must be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger
Chief Human Resources Officer

ATTACHMENTS

To Accept Your Award
Read and check the boxes below:

I have read, understand and agree to be bound by each of:
• The Procter & Gamble 2014 Stock and Incentive Compensation Plan
• Regulations of the Committee
• This Award Agreement, including Attachment A

I accept the stock option award detailed above (including attachments).

To Reject Your Award
Read and check the box(es) below:

I have read and understood the terms noted above and do no agree to be bound by these terms. I hereby reject the stock option award detailed above.

SUBMIT

FORM IT

Attachment A

Please note that when the issue or transfer of the Common Stock covered by this Award may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding Awards may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this Award.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my employer (“Employer”); vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere (including countries outside the European Economic Area), and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the Award. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my employer. In this regard, I authorize P&G and/

FORM IT

or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

FORM AF

FORM AF AWARD AGREEMENT

[GRANT DATE]	[GLOBAL ID]

[FIRST NAME] [MIDDLE NAME] [LAST NAME]

Subject: NON-STATUTORY STOCK OPTION SERIES XX-LTIP-AA
In recognition of your contributions to the future success of the business, The Procter & Gamble Company ("Company") hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Option Price per Share:	$[STOCK PRICE]
Number of Shares:	[SHARES]
Grant Date:	[GRANT DATE]
Expiration Date:	[GRANT DATE + 10 YEARS]
Vest Date:	100% on [GRANT DATE + 3 YEARS]
Acceptance Deadline:	XX April 20XX

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the "Plan"), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors ("Committee"), and this Award Agreement including Attachments and the Exercise Instructions in place as may be revised from time to time. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the Regulations and Sub Plans by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.
Vesting and Exercise
If you remain employed through the Vest Date, the Award will become exercisable on the Vest Date. If you terminate employment for any reason before the Expiration Date and prior to exercising the Award, except for the reasons listed below, the Award will be forfeited immediately upon your termination of employment. For the purposes of this Award, termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.
1. Termination on Account of Death. In the event of death, the Vest Date for this Award becomes your date of death and the Award remains exercisable until the Expiration Date.
2. Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the event of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award was granted, the Award is not forfeited and will be exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.
3. Termination after June 30th of the fiscal year in which this Award was granted pursuant to a Written Separation Agreement. In the event of Termination of Employment from the Company or a Subsidiary that occurs after June 30th of the fiscal year in which this Award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company or a Subsidiary that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan, the Regulations and the separation agreement.
4. Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

FORM AF

This Award Agreement, including Attachment A, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific Award. Any legal action related to this Award, including Article 6 of the Plan, must be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

Subject: UK Tax Advantaged (NON-STATUTORY) STOCK OPTION SERIES XX-LTIP-F
The Procter & Gamble Company ("Company") hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Option Price per Share:	$[STOCK PRICE]
Number of Shares:	[SHARES]
Grant Date:	[GRANT DATE]
Expiration Date:	[GRANT DATE + 10 YEARS]
Vest Date:	100% on [GRANT DATE + 3 YEARS]
Acceptance Deadline:	XX April 20XX

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the applicable sub-plan, the Schedule 4 CSOP Sub-Plan for the United Kingdom (the "Plan"), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors ("Committee"), and this Award Agreement, including Attachment A and the Exercise Instructions in place as may be revised from time to time, except that the Committee has waived the provisions of Article 6.1(a) and 6.1(c) of the Plan. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the Schedule 4 CSOP Sub-Plan for the United Kingdom and the Regulations of the Committee by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.
Vesting and Exercise
If you remain employed through the Vest Date, the Award will become exercisable on the Vest Date. If you terminate employment for any reason before the Expiration Date and prior to exercising the Award, except for the reasons listed below, the Award will be forfeited immediately upon your termination of employment. For the purposes of this Award, termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.
1. Termination on Account of Death. In the event of death, the Vest Date for this Award becomes your date of death and the Award remains exercisable until the first anniversary of your date of death.
2. Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the event of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award was granted, the Award is not forfeited and will be exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.
3. Termination after June 30th of the fiscal year in which this Award was granted pursuant to a Written Separation Agreement. In the event of Termination of Employment that occurs after June 30th of the fiscal year in which this Award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company or a Constituent Company that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan, the Regulations and the separation agreement.
4. Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.
This Award Agreement, including Attachment A, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific Award. Any legal action related to this Award, including Article

FORM AF

6 of the Plan, must be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger
Chief Human Resources Officer

ATTACHMENTS
F Series Supplement
Schedule 4 CSOP Sub-Plan for the United

To Accept Your Award
Read and check the boxes below:

I have read, understand and agree to be bound by each of:
• The Procter & Gamble 2014 Stock and Incentive Compensation Plan
• The Schedule 4 CSOP Sub-Plan for the United Kingdom (applies to series 17-LTIP-F only)
• Regulations of the Committee
• This Award Agreement, including Attachment A

I accept the stock option award detailed above (including attachments).

To Reject Your Award
Read and check the box(es) below:

I have read and understood the terms noted above and do no agree to be bound by these terms. I hereby reject the stock option award detailed above.

SUBMIT

FORM AF

Attachment A

Please note that when the issue or transfer of the Common Stock covered by this Award may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding Awards may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this Award.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my employer (“Employer”); vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere (including countries outside the European Economic Area), and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the Award. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer

FORM AF

to satisfy all withholding and payment on account obligations of P&G and/or my employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

FORM AF

2014 STOCK & INCENTIVE COMPENSATION PLAN

RULES OF THE PROCTER & GAMBLE 2014
SCHEDULE 4 CSOP SUB-PLAN FOR THE UNITED KINGDOM

1    General
This schedule to the Procter & Gamble 2014 Stock and Incentive Compensation Plan (“the Plan”) sets out the rules of the Procter & Gamble 2014 Schedule 4 CSOP Sub-Plan for the United Kingdom (“the Sub-Plan”).

2    Establishment of Sub-Plan

The Procter & Gamble Company (“the Company”) has established the Sub-Plan under Article 3.2(f) of the Plan, which authorises the Committee to establish sub-plans to the Plan.
3    Purpose of Sub-Plan

The purpose of the Sub-Plan is to enable the grant to, and subsequent exercise by, employees and directors in the United Kingdom, on a tax advantaged basis, of options to acquire Shares under the Plan within the provisions of Schedule 4.

4    Rules of Sub-Plan

The rules of the Plan, in their present form and as amended from time to time, shall, with the modifications set out in this schedule, form the rules of the Sub-Plan. In the event of any conflict between the rules of the Plan and this Sub-Plan, the Sub-Plan shall prevail.

5    Relationship of Sub-Plan to Plan
The Sub-Plan shall form part of the Plan and not a separate and independent plan.

6    Interpretation
In this Sub-Plan, unless the context otherwise requires, the following words and expressions have the following meanings:

Acquiring Company	a company which obtains Control of the Company in the circumstances referred to in rule 26;
Associated Company	the meaning given to that expression by paragraph 35(1) of Schedule 4;
Close Company	the meaning given to that expression by section 989 of the Income Tax Act 2007, and paragraph 9(4) of Schedule 4;
Committee	the Compensation & Leadership Development Committee of the Board or such other committee as may be designated by the Board to administer the Plan;
Consortium	the meaning given to that word by paragraph 36(2) of Schedule 4;
Constituent Company
means the Company or a company which is:

(a) a Subsidiary or

(b) a Jointly Owned Company where neither it nor any company Controlled by it is a constituent company under the provisions of paragraph 34(4) of Schedule 4 in any other CSOP scheme as that term is defined in paragraph 2 of Schedule 4;

Control	the meaning given to that word by section 719 of ITEPA 2003 and “Controlled” shall be construed accordingly;
Date of Grant	the date on which an Option is granted to an Eligible Employee in accordance with the Articles of the Plan;

FORM AF

Eligible Employee
an individual who falls within the provisions of Article 5 of the Plan and who is:

(a) an employee (other than a director) of a Constituent Company; or

(b) a director of a Constituent Company who is contracted to work at least 25 hours per week for the Company and its subsidiaries or any of them (exclusive of meal breaks)

and who, in either case,:
(i) is not eligible solely by reason that he is a non-executive director of a Constituent Company;
(ii) has earnings in respect of his office or employment which are (or would be if there were any) general earnings to which sections 15, 22 or 26 of ITEPA 2003 applies; and
(iii) does not have at the Date of Grant, and has not had during the preceding twelve months, a Material Interest in a Close Company which is the Company or a company which has Control of the Company or a member of a Consortium which owns the Company;

ITEPA 2003	means the Income Tax (Earnings and Pensions) Act 2003;
Market Value
notwithstanding Article 7.2 of the Plan,

(a) in the case of an Option granted under the Sub-Plan:

(i) if at the relevant time the Shares are listed on the New York Stock Exchange, the average of the highest and lowest sale prices of a Share on the Date of Grant (as quoted in the Wall Street Journal) or, if there were no trades on that day, on the dealing day immediately preceding the Date of Grant;

(ii) if paragraph (i) above does not apply, the market value of a Share as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance with HM Revenue & Customs Shares and Assets Valuation on the Date of Grant or such earlier date or dates (not being more than thirty days before the Date of Grant) as may be agreed with HM Revenue & Customs;

provided that the Market Value of Shares subject to a Relevant Restriction shall be determined as if they were not subject to a Relevant Restriction;

 (b) in the case of an option granted under any other share option scheme, the market value of a Share shall be determined under the rules of such scheme for the purpose of the grant of the option;

Material Interest	the meaning given to that expression by paragraphs 9 to 14 of Schedule 4;
New Option	an option granted by way of exchange under rule 26.1;
New Shares	the shares subject to a New Option as set out in rule 26;
Option	a right to acquire Shares granted under the Sub-Plan;
Option Holder	an individual who holds an Option or, where the context permits, his legal personal representatives;
Relevant Restriction
any provision in any contract, agreement, arrangement or condition to which any of sub-sections (2) to (4) of section 423 of ITEPA 2003 would apply if references in those sub-sections to employment-related securities were references to the Shares;

Schedule 4	means Schedule 4 to ITEPA 2003;
Schedule 4 CSOP	a share plan that meets the requirements of Schedule 4;
Shares	common stock of the Company as defined in Article 2.43 of the Plan; and
Subsidiary	means a company which is a subsidiary of the Company within the meaning of section 1159 of the Companies Act 2006 over which the Company has Control.

FORM AF

In this Sub-Plan, unless the context otherwise requires:

•	words and expressions not defined above have the same meanings as are given to them in the Plan;

•	the contents and rule headings are inserted for ease of reference only and do not affect their interpretation;

•	a reference to a rule is a reference to a rule in this Sub-Plan; and

•	a reference to a statutory provision is a reference to a United Kingdom statutory provision and includes any statutory modification, amendment or re-enactment thereof.

7    Companies participating in Sub-Plan

Notwithstanding Article 2.45 of the Plan, the companies participating in the Sub-Plan shall be the Company and any Constituent Company which has been nominated by the Company to participate in the Sub-Plan.

8    Shares used in Sub-Plan

The Shares shall form part of the ordinary share capital of the Company and shall at all times comply with the requirements of paragraphs 16 to 20 of Schedule 4.

9    Grant of Options

An Option shall be granted under and subject to the rules of the Plan as modified by this Sub-Plan.

10        Identification of Options

An Award Agreement issued in respect of an Option shall expressly state that it is issued in respect of an Option. An option which is not so identified shall not constitute an Option.

11    Contents of Award Agreement

An Award Agreement issued in respect of an Option shall state:

•	that it is issued in respect of an Option;

•	the date of grant of the Option;

•	the number of Shares subject to the Option (or how that number may be calculated);

•

•	the exercise price under the Option (or the method by which the exercise price will be determined);

•	any performance target or other condition imposed on the exercise of the Option;

•	the times at which the Option will ordinarily be exercisable;

•	the circumstances in which the Option will lapse;

•	details of any Relevant Restriction to which the Shares are subject; and

•	any conditions imposed by the Committee under Articles 3.2 or 16 in relation to the Option.

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12        Persons to whom Options may be granted

An Option may not be granted to an individual who is not an Eligible Employee at the Date of Grant.

13    Options non transferable

Notwithstanding Article 14 of the Plan, an Option shall be personal to the Eligible Employee to whom it is granted and, subject to rule 24, shall not be capable of being transferred, charged or otherwise alienated and shall lapse immediately if the Option Holder purports to transfer, charge or otherwise alienate the Option.

14    Limit on number of Shares placed under Option under Sub-Plan

For the avoidance of doubt, Shares placed under Option under the Sub-Plan shall be taken into account for the purpose of Article 4.1 of the Plan.

15        HM Revenue & Customs limit (£30,000)

An Option may not be granted to an Eligible Employee if the result of granting the Option would be that the aggregate Market Value of the shares subject to all outstanding options granted to him under the Sub-Plan or any other share option scheme established by the Company or an Associated Company under Schedule 4) would exceed sterling £30,000 or such other limit as may from time to time be specified in paragraph 6 of Schedule 4.

16        Foreign Currency Options

For the purpose of the limit contained in rule 15, the United Kingdom sterling equivalent of the Market Value of a share on any day shall be determined by taking the spot sterling/US dollar exchange rate for that day as shown in the Financial Times.

17        Scaling Down

If the grant of an Option would otherwise cause the limit in rule 15 to be exceeded, it shall take effect as the grant of an Option under the Sub-Plan over the highest number of Shares which does not cause the limit to be exceeded. If more than one Option is granted on the same Date of Grant, the number of Shares which would otherwise be subject to each Option shall be reduced pro rata.

18        Exercise price under Options

Notwithstanding Article 7.2 of the Plan, the amount payable per Share on the exercise of an Option shall not be manifestly less than the Market Value of a Share on the Date of Grant.

19	Performance target or other condition imposed on exercise of Option

Any performance target or other condition imposed on the exercise of an Option under Article 3 or Article 15 of the Plan shall be:

19.1	objective;

19.2	capable of being fulfilled within the period of ten years from the Date of Grant;

19.3	such that, once satisfied, the exercise of the Option is not subject to the discretion of any person; and

19.4	stated in the Option agreement.

If an event occurs as a result of which the Committee considers that a performance target or other condition imposed on the exercise of an Option is no longer appropriate and substitutes, varies or waives under Article 15 of the Plan the performance target or condition, such substitution, variation or waiver shall:

FORM AF

19.5	be reasonable in the circumstances; and

19.6	except in the case of waiver produces a fairer measure of performance and is not materially more or less difficult to satisfy.

20        Latest date for exercise of Options

An Option may not be exercised more than ten years after the Date of Grant and to the extent not so exercised by that time the Option shall lapse immediately. This term can be extended only in the event of the death of the Optionee as required by Rule 24.

21        Material Interest

An Option may not be exercised if the Option Holder then has, or has had within the preceding twelve months, a Material Interest in a Close Company which is the Company or which is a company which has Control of the Company or which is a member of a Consortium which owns the Company.

22        Payment for Shares on exercise of Options

The amount due on the exercise of an Option shall be paid in cash or by cheque or banker’s draft and may be paid out of funds provided to the Option Holder on loan by a bank, broker or other person. The payment may not be in the form of relinquishing a portion of the Option or paid by the transfer to the Company of Shares or any other shares or securities, and in any circumstance the Company must not charge an administrative fee for the exercise of an Option. The date of exercise of an Option shall be the date on which the Company receives the amount due on the exercise of the Option under this rule 22, together with any payment or documentation required under rule 30.

23        Issue or transfer of Shares on exercise of Options

The Company shall, as soon as reasonably practicable and in any event not later than thirty days after the date of exercise of an Option, issue or transfer to the Option Holder, or procure the issue or transfer to the Option Holder of, the number of Shares specified in the notice of exercise, subject only to compliance by the Option Holder with the rules of the Sub-Plan and to any delay necessary to complete or obtain:

23.1	the listing of the Shares on any stock exchange on which Shares are then listed; or

23.2	such registration or other qualification of the Shares under any applicable law, rule or regulation as the Company determines is necessary or desirable.

24        Death of Option Holder

If an Option Holder dies before the tenth anniversary of the Date of Grant, his personal representatives shall be entitled to exercise his Options at any time during the twelve-month period following his death. If not so exercised, the Options shall lapse immediately.

25    Retirement of Option Holder

For the purpose of this Sub-Plan, notwithstanding Article 2.42, Retirement shall mean an Option Holder leaving employment with the intention of retiring.

26    Change in Control of Company

26.1	Exchange of Options

Should a Change of Control occur within the terms of Article 17 of the Plan, then only if a company (“Acquiring Company”) obtains Control of the Company as a result of making:

26.1.1
a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company;

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26.1.2	a general offer to acquire all the shares in the Company of the same class as the Shares:

26.1.3	a compromise or arrangement sanction by the court under section 899 of the Companies Act 2006; or

26.1.4	a “non-UK company reorganisation arrangement” (within the meaning of paragraph 35ZA of Schedule 4); or

should an Acquiring Company become bound or entitled to acquire Shares under sections 979 to 982 of the Companies Act 2006,

an Option Holder may, at any time during the period set out in rule 26.2, by agreement with the Acquiring Company, release his Option in consideration of the grant to him of a new option (“New Option”) which is equivalent to the Option but which relates to shares (“New Shares”) in:

26.1.5    the Acquiring Company;

26.1.6    a company which has Control of the Acquiring Company; or

26.1.7    a company which either is, or has Control of, a company which is a member of a Consortium which owns either the Acquiring Company or a company having Control of the Acquiring Company.

26.2	Period allowed for exchange of Options

The period referred to in rule 26.1 is the period of six months beginning with the time when the person making the offer has obtained Control of the Company and any condition subject to which the offer is made has been satisfied.

26.3	Meaning of “equivalent”

The New Option shall not be regarded for the purpose of this rule 26 as equivalent to the Option unless:

26.3.1	the New Shares satisfy the conditions in paragraphs 16 to 20 of Schedule 4; and

26.3.2
save for any performance target or other condition imposed on the exercise of the Option, the New Option is exercisable in the same manner as the Option and subject to the provisions of the Sub-Plan as it had effect immediately before the release of the Option; and

26.3.3
the total market value, immediately before the release of the Option, of the Shares which were subject to the Option is substantially the same as the total market value, immediately after the grant of the New Option, of the New Shares subject to the New Option (market value being determined using a methodology agreed by HM Revenue & Customs);

26.3.4
the total amount payable by the Option Holder for the acquisition of the New Shares under the New Option is substantially the same as the total amount that would have been payable by the Option Holder for the acquisition of the Shares under the Option.

26.4	Date of grant of New Option

The date of grant of the New Option shall be deemed to be the same as the Date of Grant of the Option.

26.5	Application of Sub-Plan to New Option

In the application of the Sub-Plan to the New Option, where appropriate, references to “Company” and “Shares” shall be read as if they were references to the company to whose shares the New Option relates and the New Shares, respectively, (save that in the definition of “Committee”, the reference to “Company” shall be read as if it were a reference to The Procter & Gamble Company).

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27        Rights attaching to Shares issued on exercise of Options

Notwithstanding the provisions of Article 3 of the Plan, which grant the Committee authority to determine the conditions and restrictions, if any, applying to shares of Common Stock acquired through the exercise of an option, all Shares issued in respect of the exercise of an Option shall, as to any voting, dividend, transfer and other rights, including those arising on a liquidation of the Company, rank equally in all respects and as one class with the shares of the same class in issue at the date of such issue save as regards any rights attaching to such shares by reference to a record date prior to the date of such issue.

28    Amendment of Sub-Plan

Notwithstanding Article 19.1 of the Plan, no amendment may be made to a “key feature” of the Sub-Plan (within the meaning given to that expression in paragraph 30(4) of Schedule 4), whether taking the form of an amendment of the Plan or the Sub-Plan, that would result in the Sub-Plan no longer being a Schedule 4 CSOP.

29	Adjustment of Options

Notwithstanding Article 4.5 of the Plan, to the extent that any adjustment of an Option is permitted under these rules, it shall not be made unless the adjustment is permitted pursuant to, and in compliance with, paragraph 22 of Schedule 4.

30    Tax and social security withholding

An Option may not be exercised unless the Option Holder has beforehand made provision for the payment or withholding of any taxes and social security required to be withheld in accordance with the applicable law of any jurisdiction in respect of the exercise of the Option, or the receipt of the Shares. Notwithstanding the provisions of Article 20 of the Plan which permit different arrangements to be made to satisfy the payment in respect of any taxes and social security required to be withheld, the payment may not be in the form of relinquishing a portion of the Option or paid by the transfer to the Company of Shares or any other shares or securities, unless this is the Shares by virtue of the exercise of the Option. The Option Holder may, by agreement with the Company, enter into some other arrangement to ensure that such amount is available (whether by authorising the sale of some or all of the Shares subject to his Option and the payment to the Company, or where appropriate the Option Holder’s employing company of the requisite amount out of the proceeds of sale or otherwise). Where this is the case, the Option shall not be treated as exercised until the Company determines that such arrangements are satisfactory to it.

31	Transfer of Employer’s NIC

The Committee may, at its discretion, impose requirements for the payment by the Option Holder of all or any part of the employer’s national insurance contributions (“NIC“) which may arise as a result of the exercise of his Option. Such requirements shall be specified on the Date of Grant and shall be a condition of exercise of the Option, provided that the Committee (acting fairly and reasonably) may waive these requirements. They may include in particular, but not by way of limitation, a determination that the Option may not be exercised unless the Option Holder has beforehand paid to the Company (or the company which employs the Option Holder, if different) an amount sufficient to discharge all or any part of the employer’s NIC. Alternatively, the Option Holder may, by agreement with the Company or the employing company (as the case may be), enter into some other arrangement to ensure that such amount is available to them or it (whether by authorising the sale of some or all of the Shares subject to his Option and the payment to the Company or the employing company (as the case may be) of the requisite amount out of the proceeds of sale or otherwise). Where this is the case, the Option shall not be treated as exercised until the Company or the employing company (as the case may be) determine that such arrangements are satisfactory to it.

32    Disapplication of certain provisions of Plan

Articles 6.2 and 6.3 of the Plan shall not apply for the purpose of this Sub-Plan. In addition the provisions of the Plan dealing with:

•	incentive stock options qualifying under section 422 of the US Internal Revenue Code of 1986, as amended;

•	stock appreciation rights;

•	unrestricted or restricted stock awards;

FORM AF

•	performance awards which are not stock options;

•	the cash cancellation of share options including those contained in Article 17.3(a)(i) of the Plan; and

•	the granting of share options in tandem with stock appreciation rights and the subsequent cancellation of share options shall not form part of, and no such rights may be granted under, this Sub-Plan.

FORM AF

EMPLOYEES ALWAYS RESIDENT IN THE UK AND DOMICILED IN THE UK

APPROVED STOCK OPTIONS
Income tax

Where the option was granted under the UK approved scheme ("F" series options,) or under the Future Share scheme and is exercised not less than 3 years after the date of the grant, you are not liable to UK income tax at the time of grant of the option, exercise of the option or sale of shares acquired under the option. In this situation there will be no obligation to deduct any PAYE or NIC on the employer. The payments will be made to you gross.

Capital gains tax

The gain arising on the sale of the shares once they are acquired by exercising the option is liable to capital gains tax. The gain is normally calculated as the excess of the sale proceeds over the grant price and is subject to a deduction for the annual exemption. From 6th April 2016, capital gains are taxed at a rate of 20% on individuals with aggregate income and gains (after all allowances and deductions) in excess of the upper limit of the income tax basic rate band. Individuals with aggregate income and gains (after all allowances and deductions) beneath this threshold are taxed on their capital gains at 10% up to the threshold and 20% thereafter.

Any capital gain is handled via the employee’s tax return. There is no responsibility on the employer to deduct capital gains tax.

There is a £30,000 limit for approved options held. You can only be granted approved options up to a maximum value (grant price * number of shares) of £30,000. After granting this value, P&G will not grant F series to you anymore. This limit is available again only once some approved options are exercised.

Any questions regarding the selection of stock options should be directed to a personal financial advisor. If you do not have one, you may want to take advantage of the Company’s Financial Advisor Program which provides an introduction to certified advisors.

The information in this letter is based on the Company’s understanding of current UK tax rules, which may change from time to time.

In the event of any conflict between this document and the plan rules and the legislation, the plan rules and the legislation will take precedence.

RSU

AWARD AGREEMENT

[GLOBAL ID]

[FIRST NAME] [MIDDLE NAME] [LAST NAME]

Subject: RESTRICTED STOCK UNIT SERIES XX-LTIP-RSU
In recognition of your contributions to the future success of the business, The Procter & Gamble Company ("Company") hereby grants to you Restricted Stock Units ("RSUs") of Procter & Gamble Common Stock as follows:

Number of Restricted Stock Units:	[RSUSHARES]
Grant Date:	[GRANT DATE]
Vest Date:	[GRANT_DATE + 3 YEARS]
Settlement Date:	[GRANT_DATE + 3 YEARS]
Acceptance Deadline:	[ACCEPTANCE_DATE]

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the "Plan"), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors ("Committee"), this Award Agreement including Attachments and the Settlement Instructions in place as may be revised from time to time. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the Regulations and Sub Plans by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.
Voting Rights and Dividend Equivalents
As a holder of RSUs, during the period from the Grant Date until the date the RSUs are paid, each time a cash dividend or other cash distribution is paid with respect to Common Stock, you will receive additional RSUs (“Dividend Equivalent RSUs”). The number of Dividend Equivalent RSUs will be determined as follows: multiply the number of RSUs and Dividend Equivalent RSUs currently held by the per share amount of the cash dividend or other cash distribution on Common Stock, then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent RSUs will be subject to the same terms and conditions as the original RSUs that gave rise to them, including vesting and settlement terms, except that if there is a fractional number of Dividend Equivalent RSUs on the date the RSUs are paid, the Dividend Equivalent RSUs will be rounded up to the nearest whole number of RSUs. This Award represents an unfunded, unsecured right to receive payment in the future, and does not entitle you to voting rights or dividend rights as a shareholder.

Vesting and Payment
If you remain employed through the Vest Date, the Award will be paid on the Settlement Date, except in the case of death, as described below. If your Termination of Employment occurs for any reason before the Vest Date except for the reasons listed below, the Award will be forfeited. For the purposes of this Award, Termination of Employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.
1. Termination on Account of Death. In the case of death, the Award will be fully vested and payment will be made by the later of the end of the calendar year or two and a half months following the date of death.
2. Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the case of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award was granted, the Award is not forfeited and will become deliverable on the Settlement Date as long as you remain in compliance with the terms of the Plan and the Regulations.
3. Termination after June 30th of the fiscal year in which this Award was granted pursuant to a Written Separation Agreement. In the event of your Termination of Employment from the Company or a subsidiary that occurs after June 30th of the fiscal year in which this award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will be delivered on the Settlement Date as long as you remain in compliance with the

RSU

terms of the Plan, the Regulations, and the separation agreement.
4. Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become deliverable on the Settlement Date as long as you remain in compliance with the terms of the Plan and the Regulations.
Notwithstanding the foregoing, in the event of a Change in Control, payment shall be made pursuant to the terms provided in the Plan.
Payment under this Award will be made in the form of Common Stock or such other form of payment as determined by the Committee pursuant to the Plan, subject to applicable tax withholding.
This Award Agreement including Attachment A, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements that have been entered by you with the Company regarding this specific Award. Any legal action related to this Award, including Article 6 of the Plan, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger
Chief Human Resources Officer

ATTACHMENTS

To Accept Your Award
Read and check the boxes below:

I have read, understand and agree to be bound by each of:
• The Procter & Gamble 2014 Stock and Incentive Compensation Plan
• Regulations of the Committee
• This Award Agreement, including Attachment A

I accept the restricted stock unit award detailed above (including attachments).

To Reject Your Award
Read and check the box(es) below:

I have read and understood the terms noted above and do no agree to be bound by these terms. I hereby reject the restricted stock unit award detailed above.

RSU

Attachment A

Please note that when the issue or transfer of the Common Stock covered by this Award may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding Awards may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this Award.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my employer (“Employer”); vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my employer and shall not interfere with the ability of my employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award or shares purchased and I irrevocably release P&G and my employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere (including countries outside the European Economic Area), and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the Award. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G

RSU

and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

FORM EE

FORM EE AWARD AGREEMENT

[GRANT DATE]	[GLOBAL ID]

[FIRST NAME] [MIDDLE NAME] [LAST NAME]

Subject: STOCK APPRECIATION RIGHT SERIES 15-EE

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you a stock appreciation right with respect to shares of Procter & Gamble Common Stock as follows:

Option Price per Share:	$[STOCK PRICE]
Number of Shares:	[SHARES]
Grant Date:	[GRANT DATE]
Expiration Date:	[GRANT DATE + 10 YEARS]
Vest Date:	100% on [GRANT DATE + 3 YEARS]
Acceptance Deadline:	[ACCEPTANCE DATE]

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), this Award Agreement including Attachments and the Exercise Instructions in place as may be revised from time to time. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the Regulations and Sub Plans by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.

Vesting and Exercise
If you remain employed through the Vest Date, the Award will become exercisable on the Vest Date. If you terminate employment for any reason before the Expiration Date and prior to exercising the Award, except for the reasons listed below, the Award will be forfeited immediately upon your termination of employment. For the purposes of this Award, termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

1.	Termination on Account of Death. In the event of death, the Vest Date for this Award becomes your date of death and the Award remains exercisable until the Expiration Date.

2.
Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the event of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award was granted, the Award is not forfeited and will be exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

3.
Termination after June 30th of the fiscal year in which this Award was granted pursuant to a Written Separation Agreement. In the event of Termination of Employment from the Company or a Subsidiary that occurs after June 30th of the fiscal year in which this Award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company or a Subsidiary that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan, the Regulations and the separation agreement.

4.
Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become

FORM EE

exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

This Award Agreement, including Attachment A, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific Award. Any legal action related to this Award, including Article 6 of the Plan, must be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger
Chief Human Resources Officer

ATTACHMENTS

To Accept Your Award
Read and check the boxes below:

I have read, understand and agree to be bound by each of:
• The Procter & Gamble 2014 Stock and Incentive Compensation Plan
• Regulations of the Committee
• This Award Agreement, including Attachment A

I accept the stock option award detailed above (including attachments).

To Reject Your Award
Read and check the box(es) below:

I have read and understood the terms noted above and do no agree to be bound by these terms. I hereby reject the stock option award detailed above.

SUBMIT

FORM EE

Attachment A

Please note that when the payment of the redemption differential may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to pay the redemption differential and that any outstanding Awards may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this Award.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my employer (“Employer”); vii) the future value of this award is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my employer and shall not interfere with the ability of my employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award and I irrevocably release P&G and my employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any directorships held in P&G, details of all Awards or any other entitlements awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere (including countries outside the European Economic Area), and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the award. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of a portion of the award to meet the withholding obligation for Tax-Related Items, and/or (2) withhold

FORM EE

a portion of the award, provided that P&G only withholds the amount necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the award if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

RSU-W

AWARD AGREEMENT

[GLOBAL ID]

[FIRST NAME] [MIDDLE NAME] [LAST NAME]
Subject: RESTRICTED STOCK UNIT SERIES XX-LTIPW-RSU
In recognition of your contributions to the future success of the business, The Procter & Gamble Company ("Company") hereby grants to you Restricted Stock Units ("RSUs") of Procter & Gamble Common Stock as follows:

Number of Restricted Stock Units:	[RSUSHARES]
Grant Date:	[GRANT DATE]
Vest Date:	[GRANT_DATE + 3 YEARS]
Settlement Date:	[GRANT_DATE + 3 YEARS]
Acceptance Deadline:	[ACCEPTANCE_DATE]
This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the "Plan"), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors ("Committee"), this Award Agreement including Attachments and the Settlement Instructions in place as may be revised from time to time. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the Regulations and Sub Plans by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.
Voting Rights and Dividend Equivalents
As a holder of RSUs, during the period from the Grant Date until the date the RSUs are paid, each time a cash dividend or other cash distribution is paid with respect to Common Stock, you will receive additional RSUs (“Dividend Equivalent RSUs”). The number of Dividend Equivalent RSUs will be determined as follows: multiply the number of RSUs and Dividend Equivalent RSUs currently held by the per share amount of the cash dividend or other cash distribution on Common Stock, then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent RSUs will be subject to the same terms and conditions as the original RSUs that gave rise to them, including vesting and settlement terms, except that if there is a fractional number of Dividend Equivalent RSUs on the date the RSUs are paid, the Dividend Equivalent RSUs will be rounded up to the nearest whole number of RSUs. This Award represents an unfunded, unsecured right to receive payment in the future, and does not entitle you to voting rights or dividend rights as a shareholder.
Vesting and Payment
If you remain employed through the Vest Date, the Award will be paid on the Settlement Date, except in the case of death, as described below. If your Termination of Employment occurs for any reason before the Vest Date except for the reasons listed below, the Award will be forfeited. For the purposes of this Award, Termination of Employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.
1. Termination on Account of Death. In the case of death, the Award will be fully vested and payment will be made by the later of the end of the calendar year or two and a half months following the date of death.
2. Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the case of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award was granted, the Award is not forfeited and will become deliverable on the Settlement Date as long as you remain in compliance with the terms of the Plan and the Regulations.
3. Termination after June 30th of the fiscal year in which this Award was granted pursuant to a Written Separation Agreement. In the event of your Termination of Employment from the Company or a subsidiary that occurs after June 30th of the fiscal year in which this award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will be delivered on the Settlement Date as long as you remain in compliance with the terms of the Plan, the Regulations, and the separation agreement.

RSU-W

4. Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become deliverable on the Settlement Date as long as you remain in compliance with the terms of the Plan and the Regulations.
Notwithstanding the foregoing, in the event of a Change in Control, payment shall be made pursuant to the terms provided in the Plan.
Payment under this Award will be made in the form of Common Stock or such other form of payment as determined by the Committee pursuant to the Plan, subject to applicable tax withholding.
This Award Agreement including Attachment A, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements that have been entered by you with the Company regarding this specific Award. Any legal action related to this Award, including Article 6 of the Plan, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger
Chief Human Resources Officer

ATTACHMENTS

To Accept Your Award
Read and check the boxes below:

I have read, understand and agree to be bound by each of:
• The Procter & Gamble 2014 Stock and Incentive Compensation Plan
• Regulations of the Committee
• This Award Agreement, including Attachment A

I accept the restricted stock unit award detailed above (including attachments).

To Reject Your Award
Read and check the box(es) below:

I have read and understood the terms noted above and do no agree to be bound by these terms. I hereby reject the restricted stock unit award detailed above.

RSU-W

Attachment A

Please note that when the issue or transfer of the Common Stock covered by this Award may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding Awards may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this Award.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my employer (“Employer”); vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my employer and shall not interfere with the ability of my employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award or shares purchased and I irrevocably release P&G and my employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere (including countries outside the European Economic Area), and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the Award. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my employer. In this regard, I authorize P&G and/

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or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.